UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 25, 2022

BECTON, DICKINSON AND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-4802			22-0760120
(Commission File Number)			(IRS Employer Identification No.)

1 Becton Drive,	Franklin Lakes,	New Jersey	07417-1880
(Address of Principal Executive Offices)			(Zip Code)

(201)	847-6800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00	BDX	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.00% Mandatory Convertible Preferred Stock, Series B	BDXB	New York Stock Exchange
1.000% Notes due December 15, 2022	BDX22A	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.401% Notes due May 24, 2023	BDX23A	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange
0.632% Notes due June 4, 2023	BDX/23A	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange
0.000% Notes due August 13, 2023	BDX23B	New York Stock Exchange
0.034% Notes due August 13, 2025	BDX25A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
BD held its 2022 Annual Shareholders Meeting (the “Annual Meeting”) on January 25, 2022. The final voting results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:
Proposal No. 1: All of the Board of Directors’ nominees for director were elected to serve for a term of one year and until their respective successors are elected and qualified, by the votes set forth in the table below.

Nominee	For	Against	Abstain	Broker Non-Votes
Catherine M. Burzik	230,465,761	1,606,896	252,487	18,411,812
Carrie L. Byington	231,639,118	443,577	242,448	18,411,812
R. Andrew Eckert	230,847,462	1,207,569	270,112	18,411,812
Claire M. Fraser	227,002,320	4,927,917	394,906	18,411,812
Jeffrey W. Henderson	222,769,408	9,293,449	262,287	18,411,812
Christopher Jones	218,911,119	11,143,607	2,270,418	18,411,812
Marshall O. Larsen	198,641,491	33,419,673	263,980	18,411,812
David F. Melcher	227,983,696	4,061,659	279,789	18,411,812
Thomas E. Polen	216,941,472	14,467,164	916,508	18,411,812
Claire Pomeroy	230,506,900	1,564,805	253,439	18,411,812
Timothy M. Ring	228,108,807	3,805,512	410,825	18,411,812
Bertram L. Scott	212,848,150	16,852,178	2,624,815	18,411,812
Proposal No. 2: The appointment of Ernst & Young as BD’s independent registered public accounting firm for fiscal year 2022 was ratified by the shareholders by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
236,194,216	14,160,746	381,994	N/A
Proposal No. 3: The shareholders approved, on an advisory, non-binding basis, the compensation of BD’s named executive officers by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
182,848,043	48,903,644	573,457	18,411,812
Proposal No. 4: The shareholder proposal regarding special shareholder meetings passed by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
125,601,304	106,216,139	507,701	18,411,812

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President and Corporate Secretary
Date: January 26, 2022